SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2008

WELLSTONE FILTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

         0-28161

           33-0619264

(Commission File Number)

(IRS Employer Identification No.)

300 Market Street, Suite 130-13, Chapel Hill, North Carolina

        27516

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (919) 370-4408

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 4.01.

Changes in Registrant’s Certifying Accountant

On January 12, 2008, Wellstone Filters, Inc. (the “Company”) terminated its relationship with  De Joya Griffith & Company, LLC (“De Joya Griffith”), the principal accountant previously engaged to audit the Company’s financial statements.  The Company’s board of directors approved the dismissal of  De Joya Griffith. The audit reports of De Joya Griffith on  the Company’s financial statements for the fiscal years ending December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except such report was modified to include an explanatory paragraph for a going concern uncertainty. In connection with the audits of the fiscal years ending  December 31, 2007 and 2006 including the subsequent interim periods since engagement through January 12, 2008,  the date of termination, the Company had no disagreements with De Joya Griffith with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B.  Had there been any disagreements that were not resolved to their satisfaction, such disagreements would have caused De Joya Griffith to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

During the fiscal year ending December 31, 2006, including the subsequent interim periods since engagement through January 12, 2008, the date of De Joya Griffith’s termination, the Company (or anyone on its behalf) did not consult with any other accounting firm regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B. Since there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-B), the Company did not consult any other firm in respect to these matters during the time periods detailed herein.

The Company provided De Joya Griffith with a copy of this Form 8-K. The Company requested that De Joya Griffith furnish the Company with a letter to the Securities and Exchange Commission stating whether De Joya Griffith agreed with the above statements. A copy of that letter dated January 12, 2008 is filed as an Exhibit to this Form 8-K.

On January 12, 2008 the Registrant engaged Black Wing Group, LLC as its new independent auditor.  Prior to the engagement of Black Wing Group. LLC, the Registrant did not consult with Black Wing Group, LLC on the application of accounting principles to any specific transaction nor the type of audit opinion that might be rendered on the Registrant's financial statements.

Item 9.01.  Financial Statements and Exhibits

16.3. Letter of De Joya Griffith & Company, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 22, 2008

WELLSTONE FILTERS, INC

By: /s/ Learned J. Hand

Learned J. Hand

Chief Executive Officer